                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture             Distribution Date:                  2/17/2004
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        924,000.00
            Class B Note Interest Requirement                         93,683.33
            Class C Note Interest Requirement                        169,125.00
                      Total                                        1,186,808.33

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.10000
            Class B Note Interest Requirement                           1.33833
            Class C Note Interest Requirement                           1.87917

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                            By:
                                               -------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President